UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 7, 2019
Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust St. Des Moines, Iowa		50309
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2019, the Federal Home Loan Bank of Des Moines (the “Bank”) appointed Joelyn R. Jensen-Marren, age 54, as Senior Vice President and Chief Financial Officer (“CFO”), and William R. Bemis, age 40, as Senior Vice President and Chief Capital Markets Officer (“CCMO”). Both appointments will be effective June 10, 2019.

Ms. Jensen-Marren has been with the Bank since April of 1999 and was most recently serving as Senior Vice President and Director of Portfolio Strategy, a position she has held since August of 2008. Previously, she held a number of different roles in capital markets and market risk management at the Bank. Prior to joining the Bank, Ms. Jensen-Marren was the investment portfolio manager at RBC-Centura in North Carolina from 1997 to 1999. From 1991 to 1997, she held various roles in investment portfolio management at CoBank, a member of the Federal Farm Credit System in Colorado. In her new role as CFO, Ms. Jensen-Marren will have management responsibility for the Bank’s accounting, strategic planning, and financial controls departments.

Mr. Bemis joined the Bank in May of 2013 as Vice President and Treasurer and became Senior Vice President in August of 2014. Prior to joining the Bank, Mr. Bemis worked in securitized product research and portfolio management at AmerUs Capital Management and Aviva Investors, in Des Moines, Iowa. During his tenure at AmerUs and Aviva, he held a variety of capital market positions, most recently as vice president and senior portfolio manager of securitized products. In his new role as CCMO, Mr. Bemis will have management responsibility for the Bank’s treasury and portfolio strategy departments.

Neither Ms. Jensen-Marren nor Mr. Bemis hold any family relationships between any of the directors and executive officers of the Bank, and neither were appointed to their respective roles pursuant to any arrangement or understanding with any person. Neither Ms. Jensen-Marren nor Mr. Bemis have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On June 7, 2019 the Bank issued a news release announcing the appointments of Ms. Jensen-Marren and Mr. Bemis. A copy of the news release is furnished with this report as Exhibit 99.1.

The information in Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number 99.1         News Release, dated June 7, 2019, issued by the Bank

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

June 7, 2019	By:	/s/ Michael L. Wilson

Name: Michael L. Wilson
Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	News Release